Commitments and Contingencies	9 Months Ended
Sep. 30, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
The company had an accrual of $4 million, $4 million and $3 million related to contingencies and legal proceedings in Europe at each of September 30, 2013, December 31, 2012, and September 30, 2012, respectively. While other contingent liabilities described below may be material to the financial statements, the company considered that while losses in these matters are possible, they are not probable; therefore, the company has not accrued any other amounts. Regardless of their outcomes, the company has paid, and will likely continue to incur, significant legal and other fees to defend itself in these proceedings, which may significantly affect the company's financial statements. Additionally, as described below, the company continues to be required to maintain deposits with relevant tax authorities for certain of these matters.
COLOMBIA-RELATED MATTERS
Tort Lawsuits. Between June 2007 and March 2011, nine civil tort lawsuits were filed against the company by Colombian nationals in U.S. federal courts. These lawsuits assert claims under various state and federal laws, including the Alien Tort Statute (the "ATS lawsuits"). The over 6,000 plaintiffs in the ATS lawsuits claim to be persons injured, or family members or legal heirs of individuals allegedly killed or injured, by armed groups that received payments from the company's former Colombian subsidiary. The company had voluntarily disclosed these payments to the U.S. Department of Justice as having been made by the subsidiary to protect its employees from risks to their safety if the payments were not made. This self-disclosure led to the company's 2007 plea to one count of Engaging in Transactions with a Specially-Designated Global Terrorist Group without having first obtained a license from the U.S. Department of Treasury's Office of Foreign Assets Control. The plaintiffs claim that, as a result of such payments, the company should be held legally responsible for the alleged injuries. Eight of the ATS lawsuits seek unspecified compensatory and punitive damages, as well as attorneys' fees and costs, with one seeking treble damages and disgorgement of profits without explanation. The other ATS lawsuit contains a specific demand of $10 million in compensatory damages and $10 million in punitive damages for each of the several hundred alleged victims in that suit. The company also has received requests to participate in mediation in Colombia concerning similar claims, which could be followed by litigation in Colombia. All of the ATS lawsuits have been centralized in the U.S. District Court for the Southern District of Florida for consolidated or coordinated pretrial proceedings ("MDL Proceeding"). The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
Between June 2011 and March 2012, the court dismissed certain of the plaintiffs' claims, but allowed the plaintiffs to move forward with some ATS claims and claims asserted under Colombian law. The company believes it has strong defenses to the remaining claims. In March 2012, the court granted the company's motion for interlocutory appeal of legal questions raised by the court's refusal to dismiss certain ATS claims, and, in September 2012, the United States Court of Appeals for the Eleventh Circuit granted permission to pursue the interlocutory appeal. The parties have briefed this appeal, and a decision is pending. On August 29, 2013, the MDL court dismissed as moot the company's November 4, 2011 motion to dismiss all of the ATS lawsuits on forum non conveniens grounds in light of the plaintiffs' subsequent filing of amended complaints. The company's motion was dismissed without prejudice to refile after the Eleventh Circuit rules on the company's interlocutory appeal.
In addition to the ATS lawsuits, between March 2008 and March 2011, four tort lawsuits were filed against the company by American citizens who allege that they were kidnapped and held hostage by an armed group in Colombia, or that they are the survivors or the estate of a survivor of American nationals kidnapped and/or killed by the same group in Colombia. The plaintiffs in these cases make claims under the Antiterrorism Act and state tort laws (the "ATA lawsuits") and contend that the company is liable because its former Colombian subsidiary allegedly provided material support to the armed group. The ATA lawsuits, which also have been centralized in the MDL Proceeding, seek unspecified compensatory damages, treble damages, attorneys' fees and costs and punitive damages. The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
In February 2010, the company's motion to dismiss one of the ATA lawsuits was granted in part and denied in part and in March 2012, the company's motions to dismiss the other ATA lawsuits were denied. In November 2012, one of the ATA lawsuits was dismissed after the parties reached a confidential settlement agreement. In July 2013, the company filed a motion for reconsideration of the court's order denying its motions to dismiss the ATA lawsuits and that motion is pending. The company believes it has strong defenses to the remaining claims in the ATA lawsuits.
Insurance Recovery. The company has provided notice of the ATS and ATA lawsuits to the insurers that issued primary and excess general liability insurance policies during the relevant years. The insurers have either reserved the right to deny coverage or denied coverage for these lawsuits. In 2008, the company commenced litigation in state court in Ohio against three of its primary insurers seeking coverage for defense costs incurred in connection with the ATA and ATS lawsuits; a fourth primary insurer was later joined to that lawsuit. The company entered into settlement agreements under which three of its primary insurers agreed to pay, in total, approximately 40 percent of the company's defense costs in the ATA and ATS lawsuits. In late 2012, one of these settling insurers paid the full amount of a settlement in an ATA lawsuit. In June 2013, the company received notice that the two other settling insurers, which had been paying approximately 1 percent of the company's defense costs, had been placed in liquidation. The fourth primary insurer, National Union, did not settle. In March 2013, the Ohio Court of Appeals held that National Union is not obligated to provide coverage for defense costs in the ATS and ATA lawsuits. The Ohio Supreme Court declined to accept the case for review.
As of September 30, 2013, National Union had paid the company $12 million as reimbursement for defense costs. This sum is being deferred in "Accrued Liabilities" on the Condensed Consolidated Balance Sheet because National Union asserts that it is entitled to obtain reimbursement of this amount from the company based on the outcome of its appeal in the coverage case. In its ruling in March 2013, the Ohio Court of Appeals remanded the case to the trial court to determine whether National Union is entitled to repayment of the defense costs that it has already paid. The case is pending on remand.

In August 2013, one of the settling primary insurers, Federal, filed a lawsuit in state court in Ohio seeking a declaratory judgment that, based on the Ohio Court of Appeals’ March 2013 decision regarding National Union’s defense obligations, Federal has no obligation to provide coverage for any settlements or judgments that may be incurred by the company in the ATS and ATA lawsuits. The company believes that Federal’s lawsuit is premature and will defend itself vigorously.

Neither the Ohio Court of Appeals’ ruling nor Federal’s lawsuit impacts Federal’s obligation to reimburse 40 percent of the company’s defense costs pursuant to the terms of its settlement agreement with Chiquita. There can be no assurance that the insurers will provide any additional coverage for these claims.
Colombia Investigation. The Colombian Attorney General's Office has been conducting an investigation into payments made by companies in the banana industry to paramilitary groups in Colombia. Included within the scope of the investigation are the payments that were the subject of the company's 2007 plea in the United States. In March 2012, the prosecutor in charge of the investigation issued a decision which concluded that the company's former Colombian subsidiary had made payments in response to extortion demands and that the payments were not illegal under Colombian law. Based on these findings, the prosecutor closed the investigation. As provided for under Colombian law, the prosecutor's decision was reviewed by senior officials in the Colombian Attorney General's office pursuant to a legal standard specifying that any evidence in the record suggesting that a crime may have occurred is sufficient to justify the reopening of the investigation. Applying this standard, in December 2012, the Colombian Attorney General's Office determined that the investigation should continue and not be closed. The Attorney General's office did not make any finding that persons connected with the company's former Colombian subsidiary committed wrongdoing of any kind, only that the matter warrants further investigation. The company believes that it has at all times complied with Colombian law.
ITALIAN CUSTOMS AND TAX CASES
1998-2000 Cases. In October 2004, the company's Italian subsidiary, Chiquita Italia, received the first of several notices from various customs authorities in Italy stating that it is potentially liable for additional duties and taxes on the import of bananas by Socoba S.r.l. ("Socoba") from 1998 to 2000 for sale to Chiquita Italia. The customs authorities claim that (i) the amounts are due because these bananas were imported with licenses (purportedly issued by Spain) that were subsequently determined to have been forged and (ii) Chiquita Italia should be jointly liable with Socoba because (a) Socoba was controlled by a former general manager of Chiquita Italia and (b) the import transactions benefited Chiquita Italia, which arranged for Socoba to purchase the bananas from another subsidiary of the company and, after customs clearance, sell them to Chiquita Italia. Chiquita Italia is contesting these claims, principally on the basis of its good faith belief at the time the import licenses were obtained and used that they were valid.
Of the original notices, separate civil customs proceedings were ultimately brought against Chiquita Italia in four Italian jurisdictions, Genoa, Trento, Aosta and Alessandria. In Genoa, Chiquita Italia won at the trial level, lost on appeal, and appealed to the Court of Cassation, the highest level of appeal in Italy, which issued a decision in favor of Chiquita Italia in September 2013. Cases are pending in the remaining three jurisdictions. In Trento, Chiquita Italia lost at the trial level, lost at the initial appeal level in a decision published in February 2012 and has appealed to the Court of Cassation where final decisions are pending. In Aosta, Chiquita Italia lost at the trial level and in March 2013 filed an appeal against this decision. In Alessandria, Chiquita Italia lost at the trial level, and appealed but the case has been stayed pending a ruling in a separate case in Rome. The Rome case was brought by Socoba (and Chiquita Italia intervened voluntarily) on the issue of whether the forged Spanish licenses used by Socoba should be regarded as genuine in view of the apparent inability to distinguish between genuine and forged licenses. In an October 2010 decision, the Rome trial court rejected Socoba's claim that the licenses should be considered genuine on the basis that Socoba had not sufficiently demonstrated how similar the forged licenses were to genuine Spanish licenses. Socoba has appealed this decision. In an unrelated case addressing similar forged Spanish licenses used in Belgium, the EU Commission has ruled that these types of licenses were such good forgeries that they needed to be treated as genuine, and Chiquita Italia has brought this decision to the attention of the customs authorities in Genoa and Alessandria to seek relief in relation to the pending customs case. The Alessandria customs authorities have so far declined to address the request.
Under Italian law, the amounts claimed in the Genoa, Trento, Aosta and Alessandria cases became due and payable notwithstanding the pending appeals. Deposits made in these cases are deferred in "Other current assets" and "Investments and other assets, net" on the Consolidated Balance Sheets pending resolution of the appeals process. A summary of claims and deposits paid as of September 30, 2013 is as follows:

	Claim (In millions)	Interest and Penalties Claimed (In millions)	Total Claim (In millions)	Deposits Paid Pending Appeal (In millions)
Trento	€3.3	€3.1	€6.4	€6.4	Deposits paid in 36 equal monthly installments ended March 2012.
Alessandria	€0.3	€0.2	€0.5	€0.5	Deposits paid in 36 equal monthly installments ended March 2012.
Aosta	€1.2	€1.2	€2.4	€0.4	Monthly deposit payments of €34 thousand began in November 2012 and will continue through October 2018.
Genoa (Resolved)	€7.4	€1.0	€8.4	€1.6	Following the recent decision in the Genoa case in favor of Chiquita Italia, this matter is now resolved and Chiquita Italia is entitled to claim reimbursement of deposited amounts plus interest.

2004-2005 Cases. In 2008, Chiquita Italia was required to provide documents and information to the Italian fiscal police in connection with a criminal investigation into imports of bananas by Chiquita Italia during 2004 and 2005, and the payment of customs duties on these imports. The focus of the investigation was an importation process whereby the company sold some of its bananas to holders of import licenses who imported the bananas and resold them to Chiquita Italia (indirect import challenge), a practice the company believes was legitimate under both Italian and EU law and was widely accepted by authorities across the EU and by the EC. The Italian prosecutors are pursuing this matter with respect to 2005 only. If criminal liability is ultimately determined, Chiquita Italia could be civilly liable for damages, including applicable duties, taxes and penalties.
Tax authorities issued assessment notices for 2004 and 2005, which were appealed to the first level Rome tax court; in June 2011, the court rejected the appeal for 2004. Chiquita Italia appealed this decision and, in October 2012, the appeals court ruled in favor of Chiquita Italia with respect to 2004. A significant portion of the 2005 income tax assessment has been withdrawn by the tax authorities. In April 2013, the first level Rome tax court ruled against Chiquita for the remainder of the assessment and Chiquita appealed in June 2013. The hearing date has not been set. Separately, customs authorities have also issued assessments for these cases, and Chiquita Italia's appeals of these customs assessments were rejected by the first level Rome tax court and the regional court. Chiquita Italia has appealed the decisions about the customs assessments to the Court of Cassation, the highest level of appeal in Italy. In each case, Chiquita Italia has received payment notifications from the tax and customs authorities, but the 2004 tax assessment has been annulled based on the October 2012 appeals court ruling and the company is claiming reimbursement of payments made. Deposits made under these cases are deferred in "Investments and other assets, net" on the Consolidated Balance Sheets pending resolution of the appeals process. If Chiquita Italia ultimately prevails in its appeals, all amounts deposited will be reimbursed with interest. A summary of assessments and deposits paid is as follows:

	Assessment (In millions)	Interest and Penalties Assessed (In millions)	Total Assessment (In millions)	Deposits Paid Pending Appeal (In millions)
Income Tax Assessment for 2004/2005	€12.0	€19.1	€31.1	€1.5
Monthly deposit payments of €113 thousand began in March 2012. The appeals court ruled in favor of Chiquita Italia in October 2012 for the 2004 assessments and all but €0.5 million of the 2005 assessments have been withdrawn. The company has requested relief from these payments and reimbursement.

Customs Tax Assessment for 2004/2005	€18.2	€10.2	€28.4	€10.5	Monthly deposit payments of €350 thousand began in September 2011 and will continue through September 2017, unless a successful appeals process is completed sooner.

The fiscal police investigation also challenged the involvement of an entity of the company incorporated in Bermuda in the sale of bananas directly to Chiquita Italia (direct import challenge), as a result of which the tax authorities claimed additional taxes of €13 million ($17 million) for 2004 and €19 million ($25 million) for 2005, plus interest and penalties. In order to avoid a long and costly tax dispute, in April 2011, Chiquita Italia reached an agreement in principle with the Italian tax authorities to settle the dispute and recorded expense for the settlements at that time. Under the settlement, the tax authorities agreed that the Bermuda corporation's involvement in the importation of bananas was appropriate and Chiquita Italia agreed to an adjustment to the intercompany price paid by Chiquita Italia for the imported bananas it purchased from this company, resulting in a higher income tax liability for those years. Chiquita Italia paid a settlement of €3 million ($4 million) of additional income tax for 2004 and 2005, including interest and penalties, which was significantly below the amounts originally claimed. As part of the settlement, Chiquita Italia also agreed to a pricing adjustment for its intercompany purchases of bananas for the years 2006 through 2009, resulting in payments in 2011 of €2 million ($3 million) of additional tax and interest to fully settle those years. The indirect import challenge described above is not part of the settlement.
Chiquita Italia continues to believe that it acted properly and that all the transactions for which it has received assessment notices were legitimate and reported appropriately, and, aside from those issues already settled, continues to vigorously defend the transactions at issue.
CONSUMPTION TAX REFUNDS
The company has and has had several open cases seeking the refund of certain consumption taxes paid between 1980 and 1990 in various Italian jurisdictions. As gain contingencies, these refunds and any related interest are recognized when realized and all gain contingencies have been removed. In January 2012, the company received €20 million ($27 million) related to a favorable decision from a court in Salerno, Italy. The claim is not considered resolved or realized, as the decision has been appealed to a higher court. Consequently, the receipt of cash has been deferred in "Other liabilities" on the Condensed Consolidated Balance Sheets. Decisions in one jurisdiction have no binding effect on pending claims in other jurisdictions and all unresolved claims may take years to resolve. If the company were to lose on appeal, it may be required to repay the consumption tax refunds received.